Exhibit 10.4

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

EIGHTH AMENDMENT TO SERVICING AGREEMENT

THIS EIGHTH AMENDMENT TO SERVICING AGREEMENT (this “Amendment”) is made as of March 22, 2019 by and between GreenSky, LLC (f/k/a GreenSky Trade Credit, LLC), a Georgia limited liability company (“Servicer”), and Synovus Bank, a Georgia state-chartered bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Servicing Agreement (as defined herein).
WITNESSETH:
WHEREAS, Lender and Servicer have previously entered into that certain Servicing Agreement dated as of August 4, 2015, as amended (the “Servicing Agreement”);
WHEREAS, on or about the date hereof, Lender is entering into one or more purchase agreements to acquire groups of loans originated by a financial institution other than Lender through the lending program administered by Servicer and, in connection therewith, Lender and Servicer have agreed to treat such acquired loans as if they were initially originated under the Origination Agreement and serviced at all times under the Servicing Agreement except as otherwise set forth in the applicable purchase agreement and as otherwise set forth in this Amendment; and
WHEREAS, Lender and Servicer desire to amend the Servicing Agreement as set forth herein;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:
1.     Effective as of the Effective Date, the Servicing Agreement is hereby amended as follows:
a.    Section 1.01 of the Servicing Agreement is hereby amended by adding the following definition in alphabetical order:
““2019 Acquired Loans” shall mean (a) the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, [*****] and Servicer dated as of March 22, 2019, and (b) the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, [*****] and Servicer dated as of March 22, 2019.”
b.    Section 3.01(e) of the Servicing Agreement is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof:
“[*****]”

c.    Section 3.0l(e)(iv) of the Servicing Agreement is hereby amended by deleting the definition of “[*****]” set forth therein and inserting the following in lieu thereof:
“[*****].”

d.    The definition of “[*****]” in Section 3.02 of the Servicing Agreement is hereby amended by deleting the last sentence thereof and inserting the following in lieu thereof:
“[*****].”
2.    Except as expressly amended hereby, the Servicing Agreement shall remain in full force and effect.

Exhibit 10.4

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

3.    This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:     /s/ Timothy D. Kaliban
(Signature)

Name:    Timothy D. Kaliban
(Print Name)

Title:    President

LENDER:

SYNOVUS BANK

By:     /s/ Christopher Pyle
(Signature)

Name:    Christopher Pyle
(Print Name)

Title:    Group Executive